Prospectus Supplement July 1, 2018

For the following funds with prospectuses dated August 1, 2017 –

June 1, 2018 (each as supplemented to date):

AMCAP Fund®

American Balanced Fund®

American Funds Corporate Bond FundSM

American Funds Developing World Growth and Income FundSM

American Funds Emerging Markets Bond Fund®

American Funds Global Balanced FundSM

American Funds Inflation Linked Bond Fund®

American Funds Mortgage Fund®

American Funds Strategic Bond FundSM

American High-Income Trust®

American Mutual Fund®

The Bond Fund of America®

Capital Income Builder®

Capital World Bond Fund®

Capital World Growth and Income Fund®

EuroPacific Growth Fund®

Fundamental Investors®

The Growth Fund of America®

The Income Fund of America®

Intermediate Bond Fund of America®

International Growth and Income FundSM

The Investment Company of America®

The New Economy Fund®

New Perspective Fund®

New World Fund®

Short-Term Bond Fund of America®

SMALLCAP World Fund,® Inc.

U.S. Government Securities Fund®

1.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of AMCAP Fund prospectus:

Aidan O’Connell, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Aidan serves as Vice President of the fund and has 20 years of investment experience in total (14 years with Capital Research and Management Company or affiliate). He has 3 years of experience in managing the fund and 9 years of prior experience as an investment analyst for the fund.

2.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of American Balanced Fund prospectus:

Paul Benjamin, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Paul serves as Senior Vice President of the fund and has 19 years of investment experience in total (13 years with Capital Research and Management Company or affiliate). He has 4 years of experience in managing the fund and 8 years of prior experience as an investment analyst for the fund.

3.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of Capital World Growth and Income Fund prospectus:

Harold H. La no longer serves as an equity portfolio manager for the fund.

4.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of The Growth Fund of America prospectus:

Anne-Marie Peterson, Partner, Capital World Investors, serves as an equity portfolio manager for the fund. Anne-Marie serves as Vice President of the fund and has 24 years of investment experience in total (13 years with Capital Research and Management Company or affiliate). She has 5 years of experience in managing the fund and 7 years of prior experience as an investment analyst for the fund.

5.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of International Growth and Income Fund prospectus:

Carl M. Kawaja no longer serves as an equity portfolio manager for the fund.

Michael Cohen, Partner, Capital World Investors, and Leo Hee, Partner, Capital World Investors, serve as equity portfolio managers for the fund. Michael has 28 years of investment experience in total (18 years with Capital Research and Management Company or affiliate). He has less than 1 year of experience in managing the fund. Leo has 24 years of investment experience in total (14 years with Capital Research and Management Company or affiliate). He has 3 years of experience in managing the fund and 6 years of prior experience as an investment analyst for the fund.

6.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of The Investment Company of America prospectus:

Bradley J. Vogt no longer serves as an equity portfolio manager for the fund.

Martin Romo, Partner, Capital Research Global Investors serves as an equity portfolio manager for the fund. Martin has 26 years of investment experience in total (25 years with Capital Research and Management Company or affiliate). He has less than 1 year of experience in managing the fund.

7.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of New Perspective Fund prospectus:

Isabelle de Wismes no longer serves as an equity portfolio manager for the fund.

Andraz Razen, Partner, Capital World Investors serves as an equity portfolio manager for the fund. Andraz has 20 years of investment experience in total (14 years with Capital Research and Management Company or affiliate). He has 3 years of experience in managing the fund.

8.	Effective July 2, 2018, the following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of SMALLCAP World Fund prospectus:

Lawrence Kymisis no longer serves as an equity portfolio manager for the fund.

9.	The third paragraph under the heading “Sales charge reductions and waivers” in the prospectus is amended in its entirety to read as follows:

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21 or ABLE accounts for disabled adult dependents) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

10. The first paragraph under the heading “Appendix – Sales charge waivers” in the prospectus is amended in its entirety to read as follows:

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account.  Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares.  You should review any policy differences before changing intermediaries.

11. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

Morgan Stanley Wealth Management

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load.

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

Morgan Stanley Wealth Management Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-286-0718P Printed in USA CGD/AFD/10039-S68460

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY
/s/	LAURIE D. NEAT
LAURIE D. NEAT
SECRETARY
/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

Statement of Additional Information Supplement July 1, 2018

For the following funds with statements of additional information dated September 1, 2017–May 1, 2018 (as supplemented to date):

AMCAP Fund® American Balanced Fund® Capital World Growth and Income Fund® The Growth Fund of America® International Growth and Income FundSM
The Investment Company of America® New Perspective Fund® SMALLCAP World Fund, ® Inc.

1. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of AMCAP Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of February 28, 2018:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Claudia P. Huntington	Over $1,000,000	4	$95.7	1	$0.07	None
James Terrile	Over $1,000,000	4	$343.9	1	$0.07	None
Barry S. Crosthwaite	Over $1,000,000	2	$280.5	3	$0.68	None
Eric S. Richter	Over $1,000,000	3	$211.3	2	$0.57	None
Aidan O’Connell[4]	$500,001 – $1,000,000	2	$46.2	None		None
Lawrence R. Solomon	Over $1,000,000	1	$185.2	1	$0.07	None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	Aidan O’Connell was disclosed as a portfolio manager of the fund on July 2, 2018. Information is as of May 31, 2018.

2. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of American Balanced Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of December 31, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Gregory D. Johnson	Over $1,000,000	1	$96.5	None		None
Hilda L. Applbaum	$500,001 – $1,000,000	2	$111.7	2	$0.65	None
Paul Benjamin[4]	$100,001 – $500,000	None		None		None
Jeffrey T. Lager	$500,001 – $1,000,000	2	$126.8	None		None
James R. Mulally	Over $1,000,000	8	$142.8	1	$0.11	None
John H. Smet	$500,001 – $1,000,000	20	$280.9	None		None
Alan N. Berro	Over $1,000,000	25	$264.4	None		None
Pramod Atluri	$500,001 – $1,000,000[5]	2	$48.2	None		None
Michael T. Kerr	Over $1,000,000	3	$299.0	None		None
John R. Queen	$100,001 – $500,000	3	$32.1	2	$0.67	49	$0.71
Alan J. Wilson	Over $1,000,000	3	$303.6	None		None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	Paul Benjamin was disclosed as a portfolio manager of the fund on July 2, 2018. Information is as of May 31, 2018.
[5]	Information is as of February 13, 2018.

3. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of Capital World Growth and Income Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of November 30, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Mark E. Denning	$100,001 – $500,000	4	$251.7	2	$1.96	None
L. Alfonso Barroso	Over $1,000,000	3	$133.1	None		None
Michael Cohen	$100,001 – $500,000	None		7	$4.70	34[4]	$13.71
Sung Lee	$100,001 – $500,000	3	$171.3	None		None
David M. Riley	Over $1,000,000	3	$124.9	1	$0.62	None
Joyce E. Gordon	Over $1,000,000	3	$250.3	1	$0.44	None
Eric S. Richter	Over $1,000,000	3	$168.4	2	$0.49	None
James Terrile	$500,001 – $1,000,000	4	$295.2	1	$0.06	None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.

4 The advisory fee of four of these accounts (representing $6.06 billion in total assets) is based partially on their investment results.

4. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of The Growth Fund of America statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of August 31, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Christopher D. Buchbinder	Over $1,000,000	2	$96.3	2	$0.54	None
Mark L. Casey	Over $1,000,000[4]	2	$113.6	None		None
Barry S. Crosthwaite	Over $1,000,000	2	$144.0	2	$0.54	None
J. Blair Frank	Over $1,000,000	3	$68.8	None		None
Joanna F. Jonsson	Over $1,000,000	20	$294.2	2	$2.54	None
Carl M. Kawaja	Over $1,000,000	3	$168.2	1	$3.90	None
Michael T. Kerr	Over $1,000,000	3	$230.4	None		None
Donald D. O’Neal	Over $1,000,000	2	$116.4	1	$0.43	None
Anne-Marie Peterson[5]	$500,001 – $1,000,000	None		None		None
Martin Romo	Over $1,000,000	3	$115.6	None		None
Lawrence R. Solomon	Over $1,000,000	1	$56.5	1	$0.05	None
James Terrile	Over $1,000,000	4	$203.2	1	$0.05	None
Alan J. Wilson	Over $1,000,000	3	$234.4	None		None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	Information is as of September 18, 2017.
[5]	Anne-Marie Peterson was disclosed as a portfolio manager of the fund on July 2, 2018. Information is as of May 31, 2018.

5. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of International Growth and Income Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of June 30, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Steven T. Watson	Over $1,000,000	4	$69.8	6	$4.69	546	$7.30
Andrew B. Suzman	Over $1,000,000	21	$359.6	None		None
Patrice Collette	$100,001 – $500,000	1	$5.9	1	$0.27	None
Michael Cohen[4]	$100,001 – $500,000	2	$101.4	7	$4.63	33[5]	$10.64
Leo Hee[6]	$100,001 – $500,000	1	$41.8	2	$5.22	None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	Michael Cohen was disclosed as a portfolio manager of the fund on July 2, 2018. Information regarding dollar range of fund shares owned is as of June 25, 2018. All other information is as of May 31, 2018.
[5]	The advisory fee of three of these accounts (representing $2.99 billion in total assets) is based partially on their investment results.
[6]	Leo Hee was disclosed as a portfolio manager of the fund on July 2, 2018. Information regarding dollar range of fund shares owned is as of June 25, 2018. All other information is as of May 31, 2018.

6. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of The Investment Company of America statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of December 31, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
James B. Lovelace	Over $1,000,000	21	$299.7	1	$0.44	None
Donald D. O’Neal	Over $1,000,000	2	$208.2	1	$0.44	None
Christopher D. Buchbinder	Over $1,000,000	2	$186.9	2	$0.55	None
Joyce E. Gordon	Over $1,000,000	3	$256.6	1	$0.44	None
Grant L. Cambridge	Over $1,000,000	1	$109.3	1	$0.44	None
Barry S. Crosthwaite	Over $1,000,000	2	$238.5	3	$0.61	None
Eric S. Richter	Over $1,000,000	3	$174.5	2	$0.51	None
Martin Romo[4]	$500,001 – $1,000,000	3	$311.0	1	$0.51	None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	Martin Romo was disclosed as a portfolio manager of the fund on July 2, 2018. Information regarding dollar range of fund shares owned is as of June 26, 2018. All other information is as of May 31, 2018.

7. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of New Perspective Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of September 30, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Robert W. Lovelace	Over $1,000,000	1	$32.5	6	$4.58	13[4]	$2.65
Joanna F. Jonsson	Over $1,000,000	20	$396.3	2	$2.65	None
Noriko H. Chen	$100,001 – $500,000	1	$3.0	2	$2.65	None
Brady L. Enright	Over $1,000,000	3	$224.2	2	$2.65	None
Jonathan Knowles	$100,001 – $500,000	4	$229.9	3	$3.72	None
Andraz Razen[5]	$100,001 – $500,000	2	$67.5	2	$3.87	None
Steven T. Watson	Over $1,000,000	3	$14.3	7	$3.19	574[6]	$8.55
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected.
[4]	The advisory fee of two of these accounts (representing $0.75 billion in total assets) is based partially on their investment results.
[5]	Andraz Razen was disclosed as a portfolio manager of the fund on July 2, 2018. Information regarding dollar range of fund shares owned is as of June 25, 2018. All other information is as of May 31, 2018.
[6]	The advisory fee of one of these accounts (representing $0.03 billion in total assets) is based partially on its investment results.

8. The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of SMALLCAP World Fund statement of additional information is amended in its entirety to read as follows:

The following table reflects information as of September 30, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Jonathan Knowles	$100,001 – $500,000	4	$266.2	3	$3.72	None
Gregory W. Wendt	Over $1,000,000	1	$4.2	None		None
Brady L. Enright	$500,001 – $1,000,000	3	$260.5	2	$2.65	None
J. Blair Frank	Over $1,000,000	3	$202.2	None		None
Julian N. Abdey	$500,001 – $1,000,000	None		None		None
Bradford F. Freer[4]	$100,001 – $500,000	4	$46.9	1	$1.39	None
Aidan O’Connell	$500,001 – $1,000,000	1	$4.2	None		None
Mark E. Denning	$100,001 – $500,000	4	$299.2	2	$1.63	None
Peter Eliot	$500,001 – $1,000,000	None		None		None
Leo Hee	$100,001 – $500,000	2	$4.31	2	$0.96	None
Claudia P. Huntington	Over $1,000,000	4	$109.6	1	$0.05	None
Harold H. La	$100,001 – $500,000	3	$116.5	None		None
Andraz Razen	$100,001 – $500,000	1	$24.2	None		None
[4]	Information is as of May 31, 2018.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-290-0718O CGD/10149-S68797

Statement of Additional Information Supplement July 1, 2018

For the following funds with statements of additional information dated October 1, 2017–March 1, 2018 (as supplemented to date):

American Balanced Fund®
American Funds Global Balanced FundSM
Capital Income Builder®
The Income Fund of America®
New World Fund®

1. The following language is being added after the sub-section captioned “Currency transactions” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information:

Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, The fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

2. The fourth paragraph under the sub-header “Additional information about the fund’s policies” in the “Fund policies” section of the statement of additional information is amended in its entirety to read as follows:

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

3. The following language is being added after the tenth paragraph in the “Execution of portfolio transactions” section of the statement of additional information:

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

4. The following language is being added after the ninth paragraph in the “Price of shares” section of the statement of additional information:

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

5. The following language is being added before the sub-header “Other tax considerations” in the “Taxes and distributions” section of the statement of additional information:

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-289-0718O CGD/10149-S68638